                                                                   EXHIBIT 20.13

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998 - A


                         MONTHLY SERVICER'S CERTIFICATE




           Accounting Date:                                      April 30, 2000
                                                -------------------------------
           Determination Date:                                      May 5, 2000
                                                -------------------------------
           Distribution Date:                                      May 15, 2000
                                                -------------------------------
           Monthly Period Ending:                                April 30, 2000
                                                -------------------------------


           This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of March 1, 1998, among Arcadia Automobile Receivables Trust, 1998-A (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

           Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.


    I.     Collection Account Summary

           Available Funds:
                          Payments Received                                                  $10,353,395.60
                          Liquidation Proceeds (excluding Purchase Amounts)                   $1,639,233.01
                          Current Monthly Advances                                               185,194.63
                          Amount of withdrawal, if any, from the Spread Account                 $331,540.04
                          Monthly Advance Recoveries                                            (233,880.49)
                          Purchase Amounts-Warranty and Administrative Receivables                    $0.00
                          Purchase Amounts - Liquidated Receivables                                   $0.00
                          Income from investment of funds in Trust Accounts                      $64,654.51
                                                                                       --------------------
           Total Available Funds                                                                                     $12,340,137.30
                                                                                                                ===================

           Amounts Payable on Distribution Date:
                          Reimbursement of Monthly Advances                                           $0.00
                          Backup Servicer Fee                                                         $0.00
                          Basic Servicing Fee                                                   $257,733.50
                          Trustee and other fees                                                      $0.00
                          Class A-1 Interest Distributable Amount                                     $0.00
                          Class A-2 Interest Distributable Amount                                     $0.00
                          Class A-3 Interest Distributable Amount                               $465,210.87
                          Class A-4 Interest Distributable Amount                               $501,525.00
                          Class A-5 Interest Distributable Amount                               $265,125.00
                          Noteholders' Principal Distributable Amount                        $10,850,542.93
                          Amounts owing and not paid to Security Insurer under
                            Insurance Agreement                                                       $0.00
                          Supplemental Servicing Fees (not otherwise paid to
                            Servicer)                                                                 $0.00
                          Spread Account Deposit                                                      $0.00
                                                                                       --------------------
           Total Amounts Payable on Distribution Date                                                                $12,340,137.30
                                                                                                                ===================


                                 Page 1 (1998-A)

II.     Available Funds

        Collected Funds (see V)
                          Payments Received                                                $10,353,395.60
                          Liquidation Proceeds (excluding Purchase Amounts)                 $1,639,233.01         $11,992,628.61
                                                                                    ---------------------

        Purchase Amounts                                                                                                   $0.00

        Monthly Advances
                          Monthly Advances - current Monthly Period (net)                     ($48,685.86)
                          Monthly Advances - Outstanding Monthly Advances
                             not otherwise reimbursed to the Servicer                               $0.00            ($48,685.86)
                                                                                     --------------------

        Income from investment of funds in Trust Accounts                                                             $64,654.51
                                                                                                             -------------------

        Available Funds                                                                                           $12,008,597.26
                                                                                                             ===================

III.    Amounts Payable on Distribution Date

        (i)(a)    Taxes due and unpaid with respect to the Trust
                  (not otherwise paid by OFL or the Servicer)                                                              $0.00

        (i)(b)    Outstanding Monthly Advances (not otherwise reimbursed
                  to Servicer and to be reimbursed on the Distribution Date)                                               $0.00

        (i)(c)    Insurance Add-On Amounts (not otherwise reimbursed to
                  Servicer)                                                                         $0.00

        (ii)      Accrued and unpaid fees (not otherwise paid by OFL or the
                  Servicer):
                         Owner Trustee                                                              $0.00
                         Administrator                                                              $0.00
                         Indenture Trustee                                                          $0.00
                         Indenture Collateral Agent                                                 $0.00
                         Lockbox Bank                                                               $0.00
                         Custodian                                                                  $0.00
                         Backup Servicer                                                            $0.00
                         Collateral Agent                                                           $0.00                  $0.00
                                                                                   ----------------------

        (iii)(a)  Basic Servicing Fee (not otherwise paid to Servicer)                                               $257,733.50

        (iii)(b)  Supplemental Servicing Fees (not otherwise paid to Servicer)                                             $0.00

        (iii)(c)  Servicer reimbursements for mistaken deposits or postings
                  of checks returned for insufficient funds (not otherwise reimbursed to Servicer)                         $0.00

        (iv)      Class A-1 Interest Distributable Amount                                                                  $0.00
                  Class A-2 Interest Distributable Amount                                                                  $0.00
                  Class A-3 Interest Distributable Amount                                                            $465,210.87
                  Class A-4 Interest Distributable Amount                                                            $501,525.00
                  Class A-5 Interest Distributable Amount                                                            $265,125.00

        (v)       Noteholders' Principal Distributable Amount
                         Payable to Class A-1 Noteholders                                                                  $0.00
                         Payable to Class A-2 Noteholders                                                         $10,850,542.93
                         Payable to Class A-3 Noteholders                                                                  $0.00
                         Payable to Class A-4 Noteholders                                                                  $0.00
                         Payable to Class A-5 Noteholders                                                                  $0.00

        (vii)     Unpaid principal balance of the Class A-1 Notes
                  after deposit to the Note Distribution Account of
                  any funds in the Spread Account Class A-1 Holdback Subaccount
                  (applies only on the Class A-1 Final Scheduled Distribution
                  Date)                                                                                                    $0.00

        (ix)      Amounts owing and not paid to Security Insurer under Insurance Agreement                                 $0.00
                                                                                                             -------------------

                  Total amounts payable on Distribution Date                                                      $12,340,137.30
                                                                                                             ===================


                                 Page 2 (1998-A)

IV.     Calculation of Credit Enhancement Fee ("Spread Account Deposit");
        withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding
        Account Shortfall and Class A-1 Maturity Shortfall

        Spread Account deposit:

                    Amount of excess, if any, of Available Funds over total amounts payable (or amount of such
                    excess up to the Spread Account Maximum Amount)                                                           $0.00

        Reserve Account Withdrawal on any Determination Date:

                    Amount of excess, if any, of total amounts payable over Available Funds (excluding amounts
                    payable under item (vii) of Section III)                                                                  $0.00

                    Amount available for withdrawal from the Reserve Account (excluding the Spread Account
                    Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve Account and the Requisite Reserve Amount (amount on deposit in the Reserve
                    Account calculated taking into account any withdrawals from or deposits to the Reserve
                    Account in respect of transfers of Subsequent Receivables)                                                $0.00

                    (The amount of excess of the total amounts payable (excluding amounts payable under item
                    (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture
                    Trustee from the Reserve Account (excluding the Spread Account Class A-1 Holdback
                    Subaccount) to the extent of the funds available for withdrawal from in the Reserve
                    Account, and deposited in the Collection Account.)

                    Amount of withdrawal, if any, from the Reserve Account                                                    $0.00

        Reserve Account Withdrawal on Determination Date for Class A-1 Final Scheduled Distribution Date:

                    Amount by which (a) the remaining principal balance of the Class A-1 Notes exceeds (b)
                    Available Funds after payment of amounts set forth in item (v) of Section III                             $0.00

                    Amount available in the Spread Account Class A-1 Holdback Subaccount                                      $0.00

                    (The amount by which the remaining principal balance of the Class A-1 Notes exceeds
                    Available Funds (after payment of amount set forth in item (v) of Section III) shall be withdrawn by the Indenture Trustee from the Spread Account Class A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Spread Account Class A-1 Holdback
                    Subaccount, and deposited in the Note Distribution Account for payment to the Class A-1
                    Noteholders)

                    Amount of withdrawal, if any, from the Spread Account Class A-1 Holdback Subaccount                       $0.00

        Deficiency Claim Amount:

                    Amount of excess, if any, of total amounts payable over funds available for withdrawal
                    from Reserve Amount, the Spread Account Class A-1 Holdback Subaccount and Available Fund                  $0.00

                    (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section III and pursuant to a withdrawal from the Spread Account Class A-1 Holdback Subaccount)

        Pre-Funding Account Shortfall:

                    Amount of excess, if any, on the Distribution Date on or immediately following the end of the Funding Period, of (a) the sum of the Class A-1 Prepayment Amount, the Class A-2
                    Prepayment Amount, the Class A-3 Prepayment Amount, the Class A-4 Prepayment Amount, the
                    Class A-5 Prepayment Amount over (b) the amount on deposit in the Pre-Funding Account                     $0.00

        Class A-1 Maturity Shortfall:

                    Amount of excess, if any, on the Class A-1 Final Scheduled Distribution Date, of (a) the
                    unpaid principal balance of the Class A-1 Notes over (b) the sum of the amounts deposited in the Note Distribution Account under item (v) and (vii) of Section III or pursuant to a
                    withdrawal from the Spread Account Class A-1 Holdback Subaccount                                          $0.00

        (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1
        Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral
        Agent, the Security Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer
        specifying the Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class A-1
        Maturity Shortfall.)


                                 Page 3 (1998-A)

 V.  Collected Funds

     Payments Received:
                Supplemental Servicing Fees                                                        $0.00
                Amount allocable to interest                                                3,023,121.23
                Amount allocable to principal                                               7,330,274.37
                Amount allocable to Insurance Add-On Amounts                                       $0.00
                Amount allocable to Outstanding Monthly Advances
                   (reimbursed to the Servicer prior to deposit in
                    the Collection Account)                                                        $0.00
                                                                                  ----------------------

     Total Payments Received                                                                                        $10,353,395.60

     Liquidation Proceeds:
                Gross amount realized with respect to Liquidated
                   Receivables                                                              1,656,718.29

                Less: (i) reasonable expenses incurred by Servicer in
                   connection with the collection of such Liquidated
                   Receivables and the repossession and disposition
                   of the related Financed Vehicles and (ii) amounts
                   required to be refunded to Obligors on such
                   Liquidated Receivables                                                     (17,485.28)
                                                                                    ----------------------

     Net Liquidation Proceeds                                                                                        $1,639,233.01

     Allocation of Liquidation Proceeds:
                Supplemental Servicing Fees                                                        $0.00
                Amount allocable to interest                                                       $0.00
                Amount allocable to principal                                                      $0.00
                Amount allocable to Insurance Add-On Amounts                                       $0.00
                Amount allocable to Outstanding Monthly Advances
                   (reimbursed to the Servicer prior to deposit in
                   the Collection Account)                                                         $0.00                     $0.00
                                                                                  ----------------------     ---------------------

     Total Collected Funds                                                                                          $11,992,628.61
                                                                                                             =====================

VI.  Purchase Amounts Deposited in Collection Account

     Purchase Amounts - Warranty Receivables                                                                                 $0.00
                Amount allocable to interest                                                       $0.00
                Amount allocable to principal                                                      $0.00
                Amount allocable to Outstanding Monthly Advances
                  (reimbursed to the Servicer prior to deposit in
                  the Collection Account)                                                          $0.00

     Purchase Amounts - Administrative Receivables                                                                           $0.00
                Amount allocable to interest                                                       $0.00
                Amount allocable to principal                                                      $0.00
                Amount allocable to Outstanding Monthly Advances
                  (reimbursed to the Servicer prior to deposit in
                  the Collection Account)                                                          $0.00
                                                                                   ---------------------

     Total Purchase Amounts                                                                                                  $0.00
                                                                                                             =====================

VII. Reimbursement of Outstanding Monthly Advances

     Outstanding Monthly Advances                                                                                      $423,409.65

     Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                Payments received from Obligors                                            ($233,880.49)
                Liquidation Proceeds                                                              $0.00
                Purchase Amounts - Warranty Receivables                                           $0.00
                Purchase Amounts - Administrative Receivables                                     $0.00
                                                                                  ---------------------

     Outstanding Monthly Advances to be netted against Monthly
        Advances for the current Monthly Period                                                                       ($233,880.49)

     Outstanding Monthly Advances to be reimbursed out of
        Available Funds on the Distribution Date                                                                      ($233,880.49)

     Remaining Outstanding Monthly Advances                                                                            $189,529.16

     Monthly Advances - current Monthly Period                                                                         $185,194.63
                                                                                                             ---------------------

     Outstanding Monthly Advances - immediately following the
     Distribution Date                                                                                                 $374,723.79
                                                                                                             =====================

                                 Page 4 (1998-A)

  VIII.    Calculation of Interest and Principal Payments

           A.  Calculation of Principal Distribution Amount

                 Payments received allocable to principal                                                             $7,330,274.37
                 Aggregate of Principal Balances as of the Accounting Date of all
                    Receivables that became Liquidated Receivables
                    during the Monthly Period                                                                         $3,520,268.56
                 Purchase Amounts - Warranty Receivables allocable to principal                                               $0.00
                 Purchase Amounts - Administrative Receivables allocable to principal                                         $0.00
                 Amounts withdrawn from the Pre-Funding Account                                                               $0.00
                 Cram Down Losses                                                                                             $0.00
                                                                                                              ---------------------

                 Principal Distribution Amount                                                                       $10,850,542.93
                                                                                                              =====================

           B.  Calculation of Class A-1 Interest Distributable Amount

                 Class A-1 Monthly Interest Distributable Amount:

                 Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
                    of principal to Class A-1 Noteholders on such Distribution Date)                $0.00

                 Multiplied by the Class A-1 Interest Rate                                          5.628%

                 Multiplied by actual days in the period or in the case of the first
                    Distribution Date, by 21/360                                               0.00000000                     $0.00
                                                                                          ---------------

                 Plus any unpaid Class A-1 Interest Carryover Shortfall                                                       $0.00
                                                                                                              ---------------------

                 Class A-1 Interest Distributable Amount                                                                      $0.00
                                                                                                              =====================

           C.  Calculation of Class A-2 Interest Distributable Amount

                 Class A-2 Monthly Interest Distributable Amount:

                 Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
                    of principal to Class A-2 Noteholders on such Distribution Date)                $0.00

                 Multiplied by the Class A-2 Interest Rate                                          5.737%

                 Multiplied by actual days in the period or in the case of the first
                    Distribution Date, by 21/360                                               0.00000000                     $0.00
                                                                                          ---------------

                 Plus any unpaid Class A-2 Interest Carryover Shortfall                                                       $0.00
                                                                                                              ---------------------

                 Class A-2 Interest Distributable Amount                                                                      $0.00
                                                                                                              =====================

           D.  Calculation of Class A-3 Interest Distributable Amount

                 Class A-3 Monthly Interest Distributable Amount:

                 Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
                    of principal to Class A-3 Noteholders on such Distribution Date)       $94,619,160.26

                 Multiplied by the Class A-3 Interest Rate                                          5.900%

                 Multiplied by 1/12 or in the case of the first Distribution Date,
                    by 20/360                                                                  0.08333333               $465,210.87
                                                                                          ---------------

                 Plus any unpaid Class A-3 Interest Carryover Shortfall                                                       $0.00
                                                                                                              ---------------------

                 Class A-3 Interest Distributable Amount                                                                $465,210.87
                                                                                                              =====================

           E.  Calculation of Class A-4 Interest Distributable Amount

                 Class A-4 Monthly Interest Distributable Amount:

                 Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
                    of principal to Class A-4 Noteholders on such Distribution Date)      $100,305,000.00

                 Multiplied by the Class A-4 Interest Rate                                          6.000%

                 Multiplied by 1/12 or in the case of the first Distribution Date,
                    by 20/360                                                                  0.08333333               $501,525.00
                                                                                          ---------------

                 Plus any unpaid Class A-4 Interest Carryover Shortfall                                                       $0.00
                                                                                                              ---------------------

                      Class A-4 Interest Distributable Amount                                                           $501,525.00
                                                                                                              =====================


                                 Page 5 (1998-A)

F.  Calculation of Class A-5 Interest Distributable Amount

           Class A-5 Monthly Interest Distributable Amount:

           Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
              of principal to Class A-5 Noteholders on such Distribution Date)              $52,500,000.00

           Multiplied by the Class A-5 Interest Rate                                                 6.060%

           Multiplied by 1/12 or in the case of the first Distribution Date,
              by 20/360                                                                         0.08333333            $265,125.00
                                                                                   -----------------------

           Plus any unpaid Class A-5 Interest Carryover Shortfall                                                           $0.00
                                                                                                               ------------------

           Class A-5 Interest Distributable Amount                                                                    $265,125.00
                                                                                                               ==================


G.  Calculation of Noteholders' Interest Distributable Amount

           Class A-1 Interest Distributable Amount                                                   $0.00
           Class A-2 Interest Distributable Amount                                                   $0.00
           Class A-3 Interest Distributable Amount                                             $465,210.87
           Class A-4 Interest Distributable Amount                                             $501,525.00
           Class A-5 Interest Distributable Amount                                             $265,125.00

           Noteholders' Interest Distributable Amount                                                               $1,231,860.87
                                                                                                               ==================

H.  Calculation of Noteholders' Principal Distributable Amount:

           Noteholders' Monthly Principal Distributable Amount:

           Principal Distribution Amount                                                    $10,850,542.93

           Multiplied by Noteholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal
              Distribution Amount, the initial principal balance of the Class
              A-2 Notes over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the
              Accounting Date for the preceding Distribution Date minus that portion of the Principal Distribution Amount applied to retire the
              Class A-1 Notes and (iii) for each Distribution Date thereafter, outstanding principal balance of the Class A-2 Notes on the
              Determination Date over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the
              Accounting Date for the preceding Distribution Date)                                  100.00%        $10,850,542.93
                                                                                    ----------------------


           Unpaid Noteholders' Principal Carryover Shortfall                                                                $0.00
                                                                                                               ------------------

           Noteholders' Principal Distributable Amount                                                             $10,850,542.93
                                                                                                               ==================

I.  Application of Noteholders' Principal Distribution Amount:

           Amount of Noteholders' Principal Distributable Amount payable to
           Class A-1 Notes (equal to entire Noteholders' Principal Distributable
           Amount until the principal balance of the Class A-1 Notes is reduced
           to zero)                                                                                                         $0.00
                                                                                                               ==================

           Amount of Noteholders' Principal Distributable Amount payable to
           Class A-2 Notes (no portion of the Noteholders' Principal
           Distributable Amount is payable to the Class A-2 Notes until the principal balance of the Class A-1 Notes has been reduced to zero;
           thereafter, equal to the entire Noteholders' Principal Distributable
           Amount)                                                                                                 $10,850,542.93
                                                                                                               ==================


                                 Page 6 (1998-A)

IX.     Pre-Funding Account

        A.  Withdrawals from Pre-Funding Account:

        Amount on deposit in the Pre-Funding Account as of the preceding
           Distribution Date or, in the case of the first Distribution Date, as of the Closing Date
                                                                                                                              $0.00
                                                                                                               --------------------
                                                                                                                              $0.00
                                                                                                               ====================

        Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a
           Subsequent Transfer Date (an amount equal to (a) $0 (the aggregate
           Principal Balance of Subsequent Receivables transferred to the
           Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount after giving effect to transfer
           of Subsequent Receivables over (ii) $0))                                                                           $0.00

        Less: any amounts remaining on deposit in the Pre-Funding Account in the case of the May 1998 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding Account has been reduced to $100,000 or less as of the Distribution Date (see B
           below)                                                                                                             $0.00
                                                                                                               --------------------

        Amount remaining on deposit in the Pre-Funding Account after
           Distribution Date
                                                                                                     $0.00

                                                                                    -----------------------
                                                                                                                              $0.00
                                                                                                               ====================


        B. Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

        Amount withdrawn from the Pre-Funding Account as a result of the
           Pre-Funded Amount not being reduced to zero on the Distribution
           Date on or immediately preceding the end of the Funding Period or the Pre-Funded Amount being reduced
           to $100,000 or less on any Distribution Date                                                                       $0.00

        Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
           Distribution Date)                                                                                                 $0.00

        Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
           Distribution Date)                                                                                                 $0.00

        Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
           Distribution Date)                                                                                                 $0.00

        Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
           Distribution Date)                                                                                                 $0.00

        Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
           Distribution Date)                                                                                                 $0.00


        C.  Prepayment Premiums:

        Class A-1 Prepayment Premium                                                                                          $0.00
        Class A-2 Prepayment Premium                                                                                          $0.00
        Class A-3 Prepayment Premium                                                                                          $0.00
        Class A-4 Prepayment Premium                                                                                          $0.00
        Class A-5 Prepayment Premium                                                                                          $0.00


                                 Page 7 (1998-A)

 X.     Reserve Account

        Requisite Reserve Amount:

        Portion of Requisite Reserve Amount calculated with respect to Class A-1
           Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5
           Notes,

                   Product of (x) 5.85% (weighted average interest of Class A-1
                   Interest Rate, Class A-2 Interest Rate, Class A-3 Interest
                   Rate, Class A-4 Interest Rate, Class A-5 Interest Rate (based on outstanding Class A-1, A-2, A-3, A-4, and A-5 principal balance) divided by 360, (y) $0.00 (the Pre-Funded Amount on such Distribution Date) and (z) 15 (the number of days until
                   the May 1998 Distribution Date))                                                     $0.00

                   Less the product of (x) 2.5% divided by 360, (y) $0.00 (the
                   Pre-Funded Amount on such Distribution Date) and (z) 15 (the
                   number of days until the May 1998 Distribution Date)                                 $0.00
                                                                                                        -----


        Requisite Reserve Amount                                                                        $0.00
                                                                                                        =====

        Amount on deposit in the Reserve Account (other than the Spread Account
           Class A-1 Holdback Subaccount) as of the preceding Distribution Date
           or, in the case of the first Distribution Date, as of the Closing Date                       $0.00

        Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Spread Account Class
           A-1 Holdback Subaccount) (which excess is to be deposited by the
           Indenture Trustee in the Reserve Account from amounts withdrawn from
           the Pre-Funding Account in respect of transfers of Subsequent Receivables)                   $0.00

        Less: the excess, if any, of the amount on deposit in the Reserve
           Account (other than the Spread Account Class A-1 Holdback Subaccount)
           over the Requisite Reserve Amount (and amount withdrawn from the
           Reserve Account to cover the excess, if any, of total amounts payable over Available Funds, which excess is to be transferred by the
           Indenture Trustee from amounts withdrawn from the Pre-Funding Account
           in respect of transfers of Subsequent Receivables)                                           $0.00

        Less: withdrawals from the Reserve Account (other than the Spread Account
           Class A-1 Holdback Subaccount) to cover the excess, if any, of total
           amount payable over Available Funds (see IV above)                                           $0.00
                                                                                                        -----

        Amount remaining on deposit in the Reserve Account (other than the Spread
           Account Class A-1 Holdback Subaccount) after the Distribution Date                           $0.00
                                                                                                        =====

XI.     Spread Account Class A-1 Holdback Subaccount:

        Class A-1 Holdback Amount:

        Class A-1 Holdback Amount as of preceding Distribution Date or the
           Closing Date, as applicable,                                                                 $0.00

        Plus deposit to the Spread Account Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool
           Balance set forth in the Sale and Servicing Agreement) is greater than $0 (the Original Pool Balance after giving effect to the transfer of Subsequent Receivables on the Distribution Date or on a
           Subsequent Transfer Date preceding the Distribution Date))                                       0

        Less withdrawal, if any, of amount from the Spread Account Class A-1 Holdback
           Subaccount to cover a Class A-1 Maturity Shortfall (see IV above)                            $0.00

        Less withdrawal, if any, of amount remaining in the Spread Account Class
           A-1 Holdback Subaccount on the Class A-1 Final Scheduled Maturity
           Date after giving effect to any payment out of the Spread Account Class A-1
           Holdback Subaccount to cover a Class A-1 Maturity Shortfall (amount of
           withdrawal to be released by the Indenture Trustee)                                          $0.00
                                                                                                        -----

        Spread Account Class A-1 Holdback Subaccount immediately following the
           Distribution Date                                                                            $0.00
                                                                                                        =====


                                 Page 8 (1998-A)

XII.    Calculation of Servicing Fees

        Aggregate Principal Balance as of the first day of the Monthly Period     $247,424,160.26
        Multiplied by Basic Servicing Fee Rate                                               1.25%
        Multiplied by months per year                                                  0.08333333
                                                                                 ----------------

        Basic Servicing Fee                                                                           $257,733.50

        Less: Backup Servicer Fees                                                                          $0.00

        Supplemental Servicing Fees                                                                         $0.00
                                                                                                   --------------

        Total of Basic Servicing Fees and Supplemental Servicing Fees                                                    $257,733.50
                                                                                                                    ================

XIII.   Information for Preparation of Statements to Noteholders

        a.  Aggregate principal balance of the Notes as of first day of Monthly
              Period
                Class A-1 Notes                                                                                                $0.00
                Class A-2 Notes                                                                                                $0.00
                Class A-3 Notes                                                                                       $94,619,160.26
                Class A-4 Notes                                                                                      $100,305,000.00
                Class A-5 Notes                                                                                       $52,500,000.00

        b.  Amount distributed to Noteholders allocable to principal
                Class A-1 Notes                                                                                                $0.00
                Class A-2 Notes                                                                                                $0.00
                Class A-3 Notes                                                                                       $10,850,542.93
                Class A-4 Notes                                                                                                $0.00
                Class A-5 Notes                                                                                                $0.00

        c.  Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                Class A-1 Notes                                                                                                $0.00
                Class A-2 Notes                                                                                                $0.00
                Class A-3 Notes                                                                                       $83,768,617.33
                Class A-4 Notes                                                                                      $100,305,000.00
                Class A-5 Notes                                                                                       $52,500,000.00

        d.  Interest distributed to Noteholders
                Class A-1 Notes                                                                                                $0.00
                Class A-2 Notes                                                                                                $0.00
                Class A-3 Notes                                                                                          $465,210.87
                Class A-4 Notes                                                                                          $501,525.00
                Class A-5 Notes                                                                                          $265,125.00

        e.  1.  Class A-1 Interest Carryover Shortfall, if any (and change in
                amount from preceding statement)                                                                               $0.00
            2.  Class A-2 Interest Carryover Shortfall, if any (and change in
                amount from preceding statement)                                                                               $0.00
            3.  Class A-3 Interest Carryover Shortfall, if any (and change in
                amount from preceding statement)                                                                               $0.00
            4.  Class A-4 Interest Carryover Shortfall, if any (and change in
                amount from preceding statement)                                                                               $0.00
            5.  Class A-5 Interest Carryover Shortfall, if any (and change in
                amount from preceding statement)                                                                               $0.00

        f.  Amount distributed payable out of amounts withdrawn from or pursuant to:
            1.  Reserve Account                                                                             $0.00
            2   Spread Account Class A-1 Holdback Subaccount                                                $0.00
            3.  Claim on the Note Policy                                                                    $0.00

        g.  Remaining Pre-Funded Amount                                                                                        $0.00

        h.  Remaining Reserve Amount                                                                                           $0.00

        i.  Amount on deposit on Spread Account Class A-1 Holdback Subaccount                                                  $0.00

        j.  Prepayment amounts
                Class A-1 Prepayment Amount                                                                                    $0.00
                Class A-2 Prepayment Amount                                                                                    $0.00
                Class A-3 Prepayment Amount                                                                                    $0.00
                Class A-4 Prepayment Amount                                                                                    $0.00
                Class A-5 Prepayment Amount                                                                                    $0.00

        k.   Prepayment Premiums
                Class A-1 Prepayment Premium                                                                                   $0.00
                Class A-2 Prepayment Premium                                                                                   $0.00
                Class A-3 Prepayment Premium                                                                                   $0.00
                Class A-4 Prepayment Premium                                                                                   $0.00
                Class A-5 Prepayment Premium                                                                                   $0.00

        l.  Total of Basic Servicing Fee, Supplemental Servicing Fees and other
               fees, if any, paid by the Trustee on behalf of the Trust                                                  $257,733.50

        m.  Note Pool Factors (after giving effect to distributions on the
               Distribution Date)
                Class A-1 Notes                                                                                           0.00000000
                Class A-2 Notes                                                                                           0.00000000
                Class A-3 Notes                                                                                           0.59263260
                Class A-4 Notes                                                                                           1.00000000
                Class A-5 Notes                                                                                           1.00000000


                                 Page 9 (1998-A)

 XVI.    Pool Balance and Aggregate Principal Balance

                Original Pool Balance at beginning of Monthly Period                                                $524,999,989.63
                Subsequent Receivables                                                                                         --
                                                                                                                    ---------------
                Original Pool Balance at end of Monthly Period                                                      $524,999,989.63
                                                                                                                   ================

                Aggregate Principal Balance as of preceding Accounting Date                                         $247,424,160.26
                Aggregate Principal Balance as of current Accounting Date                                           $236,573,617.33




         Monthly Period Liquidated Receivables                                     Monthly Period Administrative Receivables

                                       Loan #                               Amount                    Loan #              Amount
                                       ------                               ------                   ------               ------
                         see attached listing                              3,520,268.56        see attached listing            --
                                                                                  $0.00                                       $0.00
                                                                                  $0.00                                       $0.00
                                                                          -------------                                       -----
                                                                          $3,520,268.56                                       $0.00
                                                                          =============                                       =====

XVIII.   Delinquency Ratio

         Sum of Principal Balances (as of the Accounting Date) of all
            Receivables delinquent more than 30 days with respect to
            all or any portion of a Scheduled Payment as of the
            Accounting Date                                                                     14,874,275.41

         Aggregate Principal Balance as of the Accounting Date                                $236,573,617.33
                                                                                           ------------------

         Delinquency Ratio                                                                                               6.28737709%
                                                                                                                         ===========






         IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                         ARCADIA FINANCIAL LTD.

                                         By:
                                             ----------------------------------

                                         Name:  Scott R. Fjellman
                                                -------------------------------
                                         Title: Vice President / Securitization
                                                -------------------------------


                                Page 10 (1998-A)

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998 - A

                             PERFORMANCE INFORMATION

                  FOR THE MONTHLY PERIOD ENDING APRIL 30, 2000

   I.     ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION                      $525,000,000

                       AGE OF POOL (IN MONTHS)                                            26

   II.     Delinquency Ratio

           Sum of Principal Balances (as of the Accounting Date) of all
              Receivables delinquent more than 30 days with respect to all or
              any portion of a Scheduled Payment as of the Accounting Date                       $14,874,275.41

           Aggregate Principal Balance as of the Accounting Date                                $236,573,617.33
                                                                                              -----------------

           Delinquency Ratio                                                                                             6.28737709%
                                                                                                                    ===============


   III.    Average Delinquency Ratio

           Delinquency ratio - current Determination Date                                            6.28737709%

           Delinquency ratio - preceding Determination Date                                          5.84379087%

           Delinquency ratio - second preceding Determination Date                                   6.07436789%
                                                                                               -----------------


           Average Delinquency Ratio                                                                                     6.06851195%
                                                                                                                    ===============


   IV.     Default Rate

           Cumulative balance of defaults as of the preceding Accounting Date                                        $57,729,136.04

           Add:          Sum of Principal Balances (as of the Accounting Date)
                         of Receivables that became Liquidated Receivables
                         during the Monthly Period or that became Purchased
                         Receivables during Monthly Period (if delinquent more
                         than 30 days with respect to any portion of a
                         Scheduled Payment at time of purchase)                                                       $3,520,268.56
                                                                                                                    ---------------

           Cumulative balance of defaults as of the current Accounting Date                                          $61,249,404.60

                         Sum of Principal Balances (as of the Accounting Date)
                         of 90+ day delinquencies                                                  3,334,075.64

                           Percentage of 90+ day delinquencies applied to
                             defaults                                                                    100.00%      $3,334,075.64
                                                                                               -----------------    ---------------

           Cumulative balance of defaults and 90+ day delinquencies as of the
             current Accounting Date                                                                                 $64,583,480.24
                                                                                                                    ===============




   V.      Cumulative Default Rate as a % of Original Principal Balance (plus
             90+ day delinquencies)

           Cumulative Default Rate - current Determination Date                                      12.3016153%

           Cumulative Default Rate - preceding Determination Date                                    11.8657814%

           Cumulative Default Rate - second preceding Determination Date                             11.4920088%


                                 Page 1 (1998-A)

VI.    Net Loss Rate

       Cumulative net losses as of the preceding Accounting Date                                                   $28,260,924.48

        Add:    Aggregate of Principal Balances as of the Accounting
                  Date (plus accrued and unpaid interest thereon to the
                  end of the Monthly Period) of all Receivables that
                  became Liquidated Receivables or that became Purchased
                  Receivables and that were delinquent more than 30 days
                  with respect to any portion of a Scheduled Payment as
                  of the Accounting Date                                                    $3,520,268.56
                                                                                  -----------------------

                Liquidation Proceeds received by the Trust                                 ($1,639,233.01)          $1,881,035.55
                                                                                  ------------------------   --------------------

        Cumulative net losses as of the current Accounting Date                                                    $30,141,960.03

                Sum of Principal Balances (as of the Accounting Date)
                   of 90+ day delinquencies                                                 $3,334,075.64

                        Percentage of 90+ day delinquencies applied to losses                       40.00%          $1,333,630.26
                                                                                  -----------------------    --------------------

        Cumulative net losses and 90+ day delinquencies as of the current
          Accounting Date                                                                                          $31,475,590.29
                                                                                                             ====================




VII. Cumulative Net Loss Rate as a % of Original Principal Balance (plus 90+ day delinquencies)

        Cumulative Net Loss Rate - current Determination Date                                                           5.9953505%

        Cumulative Net Loss Rate - preceding Determination Date                                                         5.7309354%

        Cumulative Net Loss Rate - second preceding Determination Date                                                  5.5130523%




VIII.   Classic/Premier Loan Detail

                                                                       Classic                  Premier                  Total
                                                                       -------                  -------                  -----
        Aggregate Loan Balance, Beginning                        180,027,849.90            $67,396,310.36         $247,424,160.26
        Subsequent deliveries of Receivables                              $0.00                      0.00                    0.00
        Prepayments                                               (2,055,943.37)            (1,046,176.28)          (3,102,119.65)
        Normal loan payments                                      (2,988,122.85)            (1,240,031.87)          (4,228,154.72)
        Liquidated Receivables                                    (2,658,517.79)              (861,750.77)          (3,520,268.56)
        Administrative and Warranty Receivables                            0.00                                              0.00
                                                               -----------------          ----------------       -----------------
        Aggregate Loan Balance, Ending                           172,325,265.89            $64,248,351.44         $236,573,617.33
                                                               =================          ================       =================

        Delinquencies                                            $12,239,351.54              2,634,923.87          $14,874,275.41
        Recoveries                                                $1,279,477.66               $359,755.35           $1,639,233.01
        Net Losses                                                 1,379,040.13                501,995.42           $1,881,035.55

VIII.   Other Information Provided to FSA

        A.  Credit Enhancement Fee information:

            Aggregate Principal Balance as of the Accounting Date                         $236,573,617.33
            Multiplied by:  Credit Enhancement Fee  (27 bp's) * (30/360)                           0.0225%
                                                                                          ----------------
                Amount due for current period                                                                          $53,229.06
                                                                                                                 =================


        B.  Dollar amount of loans that prepaid during the Monthly Period                                           $3,102,119.65
                                                                                                                 =================

            Percentage of loans that prepaid during the Monthly Period                                                 1.31127033%
                                                                                                                 =================


                                 Page 2 (1998-A)

IX.  Spread Account Information                                                                $                        %

     Beginning Balance                                                                   $10,319,691.22             4.36214796%

     Deposit to the Spread Account                                                                $0.00             0.00000000%
     Spread Account Additional Deposit                                                    $1,000,000.00             0.42270140%
     Withdrawal from the Spread Account                                                    ($331,540.04)           -0.14014244%
     Disbursements of Excess                                                               ($483,347.08)           -0.20431149%
     Interest earnings on Spread Account                                                     $55,349.11             0.02339615%
                                                                                -----------------------     -------------------

     Sub-Total                                                                           $10,560,153.21             4.46379158%
     Spread Account Recourse Reduction Amount                                             $6,000,000.00             2.53620842%
                                                                                ------------------------    -------------------
     Ending Balance                                                                      $16,560,153.21             7.00000000%
                                                                                =======================     ===================


     Specified Balance pursuant to Section 3.03 of the
          Spread Account Agreement among Olympic Financial Ltd.,
          Arcadia Receivables Finance Corp., Financial Security
          Assurance Inc. and Norwest Bank Minnesota, National Association                $16,560,153.21             7.00000000%
                                                                                =======================     ===================


 X.  Trigger Events

     Cumulative Loss and Default Triggers as of March 1, 1998


                                  Loss                       Default                 Loss Event                 Default Event
        Month                 Performance                  Performance               of Default                  of Default
     -------------------------------------------------------------------------------------------------------------------------------
          3                      0.88%                         2.11%                    1.11%                       2.66%
          6                      1.76%                         4.21%                    2.22%                       5.32%
          9                      2.55%                         6.10%                    3.21%                       7.71%
         12                      3.26%                         7.79%                    4.10%                       9.84%
         15                      4.20%                        10.03%                    5.28%                      12.68%
         18                      5.05%                        12.07%                    6.35%                      15.25%
         21                      5.80%                        13.85%                    7.29%                      17.50%
         24                      6.44%                        15.40%                    8.11%                      19.45%
         27                      6.78%                        16.21%                    8.53%                      20.47%
         30                      7.05%                        16.86%                    8.87%                      21.29%
         33                      7.29%                        17.43%                    9.17%                      22.01%
         36                      7.50%                        17.92%                    9.43%                      22.63%
         39                      7.60%                        18.15%                    9.55%                      22.93%
         42                      7.67%                        18.34%                    9.65%                      23.16%
         45                      7.74%                        18.49%                    9.73%                      23.36%
         48                      7.79%                        18.62%                    9.80%                      23.52%
         51                      7.84%                        18.73%                    9.86%                      23.65%
         54                      7.87%                        18.81%                    9.90%                      23.76%
         57                      7.90%                        18.88%                    9.94%                      23.84%
         60                      7.92%                        18.93%                    9.96%                      23.91%
         63                      7.93%                        18.96%                    9.98%                      23.95%
         66                      7.94%                        18.98%                    9.99%                      23.98%
         69                      7.95%                        18.99%                   10.00%                      23.99%
         72                      7.95%                        19.00%                   10.00%                      24.00%
     -------------------------------------------------------------------------------------------------------------------------------

     Average Delinquency Ratio equal to or greater than 8.07%                               Yes________              No___X_____

     Cumulative Default Rate (see above table)                                              Yes________              No___X_____

     Cumulative Net Loss Rate (see above table)                                             Yes________              No___X_____

     Trigger Event that occurred as of a prior Determination Date
        is Deemed Cured as of current Determination Date                                    Yes________              No___X_____

XI.  Insurance Agreement Events of Default

     To the knowledge of the Servicer, an Insurance Agreement
        Event of Default has occurred                                                       Yes________              No___X_____

     To the knowledge of the Servicer, a Capture Event has occurred and be continuing       Yes________              No___X_____

     To the knowledge of the Servicer, a prior Capture Event has been cured by
        a permanent waiver                                                                  Yes________              No___X_____


     IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                       ARCADIA  FINANCIAL  LTD.

                                       By:
                                          -------------------------------------

                                       Name:    Scott R. Fjellman
                                                -------------------------------
                                       Title:   Vice President / Securitization
                                                -------------------------------

                                 Page 3 (1998-A)